As filed with the Securities and Exchange Commission on April 7, 2004

Registration No. 333-113807

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 1

to

FORM S-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

FTD, INC.*

(Exact name of Registrant as specified in its charter)

DELAWARE	7389	13-3711271
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

3113 Woodcreek Drive

Downers Grove, Illinois 60515

(630) 719-7800

(Address, including zip code, and telephone number, including area code, of Registrant’s Principal Executive Offices)

Jon R. Burney, Esq.

Vice President, General Counsel and Secretary

FTD, Inc.

3113 Woodcreek Drive

Downers Grove, Illinois 60515

(630) 719-7800

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copy To:

Howard A. Sobel, Esq. Latham & Watkins LLP 885 Third Avenue New York, New York 10022 (212) 906-1200

*	The co-registrants listed on the next page are also included in the Form S-4 Registration Statement as additional registrants and are the guarantors of the exchange notes to be registered hereby.

Approximate Date Of Commencement Of Proposed Sale To The Public:    As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

CALCULATION OF REGISTRATION FEE

Title of Each Class of Securities to be Registered	Amount to be Registered	Proposed Offering Price per Note(1)	Proposed Aggregate Offering Price(1)	Amount of Registration Fee(2)

7.75% Senior Subordinated Notes due 2014	$175,000,000	100%	$175,000,000	$22,174

Guarantees of 7.75% Senior Subordinate Notes due 2014	—	—	—	(3)

(1)	Estimated solely for purposes of calculating the registration fee in accordance with Rule 457(f) under the Securities Act of 1933, as amended.
(2)	Calculated pursuant to Rule 457(f) of the rules and regulations under the Securities Act of 1933, as amended.
(3)	Pursuant to Rule 457(n) of the rules and regulations under the Securities Act of 1933, no separate fee for the guarantees is payable.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

Table of Additional Registrants

Name	State or Other Jurisdiction of Incorporation or Organization	Primary Standard Industrial Classification Code Number	I.R.S. Employer Identification No.
Florists’ Transworld Delivery, Inc.	Michigan	6719	38-0546960
FTD Holdings Incorporated	Delaware	6719	38-3058907
Renaissance Greeting Cards, Inc.	Maine	2771	38-3072537
FTD.COM Inc.	Delaware	5961	36-4294509
Flowers USA, Inc.	Connecticut	6961	06-1359952
Value Network Service, Inc.	Delaware	7389	36-4332852
FTD International Corporation	Delaware	6719	36-4353703

The address of the agent for service for each of the additional registrants is c/o FTD, Inc., 3113 Woodcreek Drive, Downers Grove, Illinois 60515. The telephone number of the agent for service for each of the additional registrants is (630) 719-7800.

EXPLANATORY NOTE

The purpose of this Amendment No. 1 to the Form S-4 Registration Statement is to file and add additional exhibits. Accordingly, this Amendment consists of only the facing page, this explanatory note and Part II of the Registration Statement. The prospectus, financial statements, valuation and qualifying accounts schedule are unchanged and have been omitted.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 20. INDEMNIFICATION OF DIRECTORS AND OFFICERS

Section 145 of the General Corporation Law of Delaware empowers FTD, Inc. to indemnify, subject to the standards set forth therein, any person who is a party in any action in connection with any action, suit or proceeding brought or threatened by reason of the fact that the person was a director, officer, employee or agent of such company, or is or was serving as such with respect to another entity at the request of such company. The General Corporation Law of Delaware also provides that FTD, Inc. may purchase insurance on behalf of any of their respective directors, officers, employees or agents.

Article Seventh of the Certificate of Incorporation of FTD, Inc. provides for indemnification of all officers and directors of FTD, Inc. to the full extent permitted by the Delaware General Corporation Law whom it may indemnify pursuant thereto.

Pursuant to the FTD merger, the corporation surviving the FTD merger is required to honor all of our obligations to indemnify and hold harmless, to the extent not paid by insurance, our present and former officers and directors for acts or omissions that occurred prior to consummation of the FTD merger to the extent provided under Delaware law and our certificate of incorporation and bylaws in effect on October 5, 2003. Mercury Man Holdings Corporation has also agreed to separately indemnify and hold harmless, to the extent not paid by insurance, our present and former officers and directors for acts or omissions that occurred prior to consummation of the FTD merger, except that Mercury Man Holdings Corporation is not required to provide indemnification for losses arising out of the indemnified parties’ gross negligence, wanton malfeasance, willful or illegal conduct or conduct that was intentionally injurious to FTD. These obligations will continue for six years after the consummation of the FTD merger. In addition, we have purchased a six year, pre-paid noncancellable directors’ and officers’ “tail” insurance policy covering our former directors and officers in a single aggregate amount over the six-year period equal to the former policy limits for our and our subsidiaries’ former directors’ and officers’ insurance policies.

Section 102(b)(7) of the Delaware General Corporation Law enables a Delaware corporation to provide in its certificate of incorporation for the elimination or limitation of the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. Any such provision cannot eliminate or limit a director’s liability (1) for any breach of the director’s duty of loyalty to the corporation or its stockholders; (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (3) under Section 174 of the Delaware General Corporation Law (which imposes liability on directors for unlawful payment of dividends or unlawful stock purchase or redemption); or (4) for any transaction from which the director derived an improper personal benefit. Article Fifth of the Certificate of Incorporation of FTD, Inc. eliminates the personal liability of the directors of FTD, Inc. to the fullest extent permitted by Section 102(b)(7) of the Delaware General Corporations Law.

ITEM 21. EXHIBITS

Exhibit Number	Exhibit Description
2.1	Agreement and Plan of Merger, dated as of October 5, 2003, among FTD, Inc., Mercury Man Holdings Corporation and Nectar Merger Corporation.(1)

3.1	Restated Certificate of Incorporation of FTD, Inc.(1)

3.2	Amended and Restated By-laws of FTD, Inc.(1)

4.1	Indenture, dated February 6, 2004, by and between FTD, Inc., U.S. Bank National Association, as trustee, and the subsidiary guarantors party thereto from time to time.(1)

Exhibit Number	Exhibit Description
4.2	Form of Outstanding Note (attached as Exhibit A to Exhibit 4.1).(1)

4.3	Form of Exchange Note (attached as Exhibit A to Exhibit 4.1).(1)

4.4	Supplemental Indenture, dated as of February 24, 2004, by and among, FTD, Inc., the subsidiary guarantors listed on the signature pages thereto, and U.S. Bank National Association, as trustee.(1)

4.5	Registration Rights Agreement, dated February 6, 2004, among FTD, Inc. and Credit Suisse First Boston LLC, UBS Securities LLC, Wells Fargo Securities, LLC.(1)

4.6	Joinder to Registration Rights Agreement, dated February 24, 2004, by and among Nectar Merger Corporation, the subsidiary guarantors listed on the signature pages thereto, Credit Suisse First Boston LLC, UBS Securities LLC, Wells Fargo Securities, LLC.(1)

4.7	Guarantee, dated February 24, 2004, by the subsidiary guarantors listed on the signature pages thereto.(1)

5.1	Legal Opinion of Latham & Watkins LLP regarding validity of the securities.(2)

10.1	Credit Agreement, dated as of February 24, 2004, by and among FTD, Inc., as borrower, the financial institutions party thereto, UBS Securities LLC, as syndication agent, Wells Fargo Bank, N.A., as documentation agent, and Credit Suisse First Boston, acting through its Cayman Islands Branch, as administrative agent.(1)

10.2	Security Agreement, dated as of February 24, 2004, by and among FTD, Inc., Mercury Man Holdings Corporation, the subsidiary grantors party thereto from time to time, and Credit Suisse First Boston, acting through its Cayman Islands Branch, as administrative agent.(1)

10.3	Tax Sharing Agreement, dated as of December 19, 1994, between FTD Corporation and FTDI.(1)

10.4	First Amendment to Tax Sharing Agreement, dated as of May 19, 1999 among FTD Corporation, FTDI and FTD.COM.(1)

10.5	Letter dated April 12, 2001 regarding Robert L. Norton employment arrangements.(1)

10.6	Amendment to letter agreement dated May 20, 2003 regarding Robert L. Norton employment arrangements.(1)

10.7	Second Amendment to Letter Agreement, dated as of October 5, 2003, by and between FTD, Inc. and Robert L. Norton.(1)

10.8	Third Amendment to Letter Agreement, dated as of February 24, 2004, by and between FTD, Inc. and Robert L. Norton.(1)

10.9	Employment agreement dated May 20, 2003 regarding Carrie A. Wolfe employment arrangements.(1)

10.10	Employment agreement dated May 20, 2003 regarding William J. Van Cleave employment arrangements.(1)

10.11	Employment agreement dated May 20, 2003 regarding Jon R. Burney employment arrangements.(1)

10.12	Employment agreement dated May 20, 2003 regarding Daniel W. Smith employment arrangements.(1)

10.13	Form of Amendment to Employment Agreement, dated as of October 5, 2003, by and between FTD, Inc. and each of Jon R. Burney, Lawrence W. Johnson, George T. Kanganis, Daniel W. Smith, William J. Van Cleave and Carrie A. Wolfe.(1)

Exhibit Number	Exhibit Description
10.14	Form of Second Amendment to Employment Agreement, dated as of February 24, 2004, by and between FTD, Inc. and and each of Jon R. Burney, Lawrence W. Johnson, George T. Kanganis, Daniel W. Smith, William J. Van Cleave and Carrie A. Wolfe.(1)

10.15	Form of Confidentiality and Non-Competition Agreement between FTD.COM each of William J. Van Cleave dated as of May 17, 2000 and Carrie A. Wolfe dated as of June 14, 2001.(1)

10.16	Form of Confidentiality and Non-Competition Agreement between Florists’ Transworld Delivery, Inc. and each of the following executive officers: Daniel W. Smith, Executive Vice President of FTD.COM, dated as of November 12, 2002; Jon R. Burney, Vice President and General Counsel of FTD, Inc., dated as of November 12, 2002; and Lawrence W. Johnson, Executive Vice President, Mercury Technology, dated as of November 12, 2002.(1)

10.17	Form of Trademark License Agreement between FTDI and FTD.COM.(1)

10.18	Form of Florists’ Online Hosting Agreement between FTDI and FTD.COM.(1)

10.19	Form of Commission Agreement between FTDI and FTD.COM.(1)

10.20	Management Services Agreement, dated as of February 24, 2004, by and among FTD, Inc., FTD.COM, FTDI, Value Network Service, Inc., FTD Holdings Incorporated, Renaissance Greeting Cards, Inc., Flowers USA, Inc., and Leonard Green & Partners, L.P.(1)

12.1	Statement of Computation of Ratio of Earnings to Fixed Charges.(1)

14.1	Code of Business Conduct and Ethics.(1)

16.1	Letter dated November 21, 2002 from KPMG LLP to the Commission regarding the Registrant’s change in independent public accountants.(1)

21.1	Subsidiaries of FTD, Inc.(1)

23.1	Consent of KPMG LLP.(2)

23.2	Consent of Ernst & Young LLP.(2)

23.3	Consent of Latham & Watkins LLP (included in Exhibit 5.1).(2)

24.1	Powers of Attorney (attached to the signature pages hereto).

99.1	Statement of Eligibility of U.S. Bank National Association, as trustee, on Form T-1.(1)

99.2	Form of Letter of Transmittal.(1)

99.3	Form of Notice of Guaranteed Delivery.(1)

99.4	Form of Letter to Registered Holders and DTC Participants.(1)

99.5	Form of Instructions to Registered Holders and DTC Participants from Beneficial Owner.(1)

99.6	Form of Letter to Beneficial Holders Regarding the Offer to Exchange.(1)

99.7	Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.(1)

(1)	Previously filed with the Form S-4 Registration Statement filed by the Registrant on March 22, 2004.

(2)	Filed herewith.

ITEM 22. UNDERTAKINGS

(a) The undersigned registrant hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of a prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(b) The undersigned registrant hereby undertakes to respond to requests for information that is incorporated by reference into the prospectus pursuant to Item 4, 10(b), 11, or 13 of this Form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

(c) The undersigned registrant hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

(d) Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions referred to in Item 20 of the Registration Statement, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933, as amended, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933, as amended, and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, FTD, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized at Downers Grove, Illinois, on April 7, 2004.

FTD, INC.

By	/s/ CARRIE A. WOLFE

Carrie A. Wolfe Chief Financial Officer and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Robert L. Norton, Carrie A. Wolfe and Jon R. Burney and each of them, each of whom may act without joinder of the other, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all pre- and post-effective amendments to this Registration Statement or any registration statement for the same offering that is to be effective upon filing pursuant to 462(b) under the Securities Act, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any or all of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in their capacities and on the dates indicated.

Signature	Title	Date

/s/ ROBERT L. NORTON Robert L. Norton	Director, Chairman of the Board and Chief Executive Officer	April 7, 2004

/s/ CARRIE A. WOLFE Carrie A. Wolfe	Chief Financial Officer and Treasurer	April 7, 2004

/s/ PETER J. NOLAN Peter J. Nolan	Director	April 7, 2004

/s/ JOHN M. BAUMER John M. Baumer	Director	April 7, 2004

/s/ TIMOTHY J. FLYNN Timothy J. Flynn	Director	April 7, 2004

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Florists’ Transworld Delivery, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized at Downers Grove, Illinois, on April 7, 2004.

FLORISTS’ TRANSWORLD DELIVERY, INC.

By	/s/ CARRIE A. WOLFE

Carrie A. Wolfe Chief Financial Officer and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Robert L. Norton, Carrie A. Wolfe and Jon R. Burney and each of them, each of whom may act without joinder of the other, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all pre- and post-effective amendments to this Registration Statement or any registration statement for the same offering that is to be effective upon filing pursuant to 462(b) under the Securities Act, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any or all of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in their capacities and on the dates indicated.

Signature	Title	Date

/s/ ROBERT L. NORTON Robert L. Norton	Director, Chairman of the Board and Chief Executive Officer	April 7, 2004

/s/ CARRIE A. WOLFE Carrie A. Wolfe	Chief Financial Officer and Treasurer	April 7, 2004

/s/ PETER J. NOLAN Peter J. Nolan	Director	April 7, 2004

/s/ JOHN M. BAUMER John M. Baumer	Director	April 7, 2004

/s/ TIMOTHY J. FLYNN Timothy J. Flynn	Director	April 7, 2004

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, FTD Holdings Incorporated has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized at Downers Grove, Illinois, on April 7, 2004.

FTD HOLDINGS INCORPORATED

By	/s/ CARRIE A. WOLFE

Carrie A. Wolfe Chief Financial Officer and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Robert L. Norton, Carrie A. Wolfe and Jon R. Burney and each of them, each of whom may act without joinder of the other, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all pre- and post-effective amendments to this Registration Statement or any registration statement for the same offering that is to be effective upon filing pursuant to 462(b) under the Securities Act, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any or all of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in their capacities and on the dates indicated.

Signature	Title	Date

/s/ ROBERT L. NORTON Robert L. Norton	Director and President	April 7, 2004

/s/ CARRIE A. WOLFE Carrie A. Wolfe	Chief Financial Officer and Treasurer	April 7, 2004

/s/ PETER J. NOLAN Peter J. Nolan	Director	April 7, 2004

/s/ JOHN M. BAUMER John M. Baumer	Director	April 7, 2004

/s/ TIMOTHY J. FLYNN Timothy J. Flynn	Director	April 7, 2004

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Renaissance Greeting Cards, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized at Downers Grove, Illinois, on April 7, 2004.

RENAISSANCE GREETING CARDS, INC.

By	/s/ CARRIE A. WOLFE

Carrie A. Wolfe Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Robert L. Norton, Carrie A. Wolfe and Jon R. Burney and each of them, each of whom may act without joinder of the other, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all pre- and post-effective amendments to this Registration Statement or any registration statement for the same offering that is to be effective upon filing pursuant to 462(b) under the Securities Act, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any or all of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in their capacities and on the dates indicated.

Signature	Title	Date

/s/ ROBERT L. NORTON Robert L. Norton	Director and President	April 7, 2004

/s/ CARRIE A. WOLFE Carrie A. Wolfe	Treasurer	April 7, 2004

/s/ PETER J. NOLAN Peter J. Nolan	Director	April 7, 2004

/s/ JOHN M. BAUMER John M. Baumer	Director	April 7, 2004

/s/ TIMOTHY J. FLYNN Timothy J. Flynn	Director	April 7, 2004

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, FTD.COM Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized at Downers Grove, Illinois, on April 7, 2004.

FTD.COM INC.

By	/s/ CARRIE A. WOLFE

Carrie A. Wolfe Chief Financial Officer and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Robert L. Norton, Carrie A. Wolfe and Jon R. Burney and each of them, each of whom may act without joinder of the other, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all pre- and post-effective amendments to this Registration Statement or any registration statement for the same offering that is to be effective upon filing pursuant to 462(b) under the Securities Act, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any or all of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in their capacities and on the dates indicated.

Signature	Title	Date

/s/ ROBERT L. NORTON Robert L. Norton	Director, President and Chief Executive Officer	April 7, 2004

/s/ CARRIE A. WOLFE Carrie A. Wolfe	Chief Financial Officer and Treasurer	April 7, 2004

/s/ PETER J. NOLAN Peter J. Nolan	Director	April 7, 2004

/s/ JOHN M. BAUMER John M. Baumer	Director	April 7, 2004

/s/ TIMOTHY J. FLYNN Timothy J. Flynn	Director	April 7, 2004

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Flowers USA, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized at Downers Grove, Illinois, on April 7, 2004.

FLOWERS USA, INC.

By	/s/ CARRIE A. WOLFE

Carrie A. Wolfe Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Robert L. Norton, Carrie A. Wolfe and Jon R. Burney and each of them, each of whom may act without joinder of the other, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all pre- and post-effective amendments to this Registration Statement or any registration statement for the same offering that is to be effective upon filing pursuant to 462(b) under the Securities Act, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any or all of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in their capacities and on the dates indicated.

Signature	Title	Date

/s/ ROBERT L. NORTON Robert L. Norton	President	April 7, 2004

/s/ CARRIE A. WOLFE Carrie A. Wolfe	Vice President and Treasurer	April 7, 2004

/s/ PETER J. NOLAN Peter J. Nolan	Director	April 7, 2004

/s/ JOHN M. BAUMER John M. Baumer	Director	April 7, 2004

/s/ TIMOTHY J. FLYNN Timothy J. Flynn	Director	April 7, 2004

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Value Network Service, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized at Downers Grove, Illinois, on April 7, 2004.

VALUE NETWORK SERVICE, INC.

By	/s/ CARRIE A. WOLFE

Carrie A. Wolfe Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Robert L. Norton, Carrie A. Wolfe and Jon R. Burney and each of them, each of whom may act without joinder of the other, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all pre- and post-effective amendments to this Registration Statement or any registration statement for the same offering that is to be effective upon filing pursuant to 462(b) under the Securities Act, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any or all of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in their capacities and on the dates indicated.

Signature	Title	Date

/s/ ROBERT L. NORTON Robert L. Norton	Director and President	April 7, 2004

/s/ CARRIE A. WOLFE Carrie A. Wolfe	Treasurer	April 7, 2004

/s/ PETER J. NOLAN Peter J. Nolan	Director	April 7, 2004

/s/ JOHN M. BAUMER John M. Baumer	Director	April 7, 2004

/s/ TIMOTHY J. FLYNN Timothy J. Flynn	Director	April 7, 2004

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, FTD International Corporation has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized at Downers Grove, Illinois, on April 7, 2004.

FTD INTERNATIONAL CORPORATION

By	/s/ CARRIE A. WOLFE

Carrie A. Wolfe Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Robert L. Norton, Carrie A. Wolfe and Jon R. Burney and each of them, each of whom may act without joinder of the other, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all pre- and post-effective amendments to this Registration Statement or any registration statement for the same offering that is to be effective upon filing pursuant to 462(b) under the Securities Act, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any or all of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in their capacities and on the dates indicated.

Signature	Title	Date

/s/ ROBERT L. NORTON Robert L. Norton	Director and President	April 7, 2004

/s/ CARRIE A. WOLFE Carrie A. Wolfe	Treasurer	April 7, 2004

/s/ PETER J. NOLAN Peter J. Nolan	Director	April 7, 2004

/s/ JOHN M. BAUMER John M. Baumer	Director	April 7, 2004

/s/ TIMOTHY J. FLYNN Timothy J. Flynn	Director	April 7, 2004

INDEX TO EXHIBITS

Exhibit Number	Exhibit Description
2.1	Agreement and Plan of Merger, dated as of October 5, 2003, among FTD, Inc., Mercury Man Holdings Corporation and Nectar Merger Corporation.(1)

3.1	Restated Certificate of Incorporation of FTD, Inc.(1)

3.2	Amended and Restated By-laws of FTD, Inc.(1)

4.1	Indenture, dated February 6, 2004, by and between FTD, Inc., U.S. Bank National Association, as trustee, and the subsidiary guarantors party thereto from time to time.(1)

4.2	Form of Outstanding Note (attached as Exhibit A to Exhibit 4.1).(1)

4.3	Form of Exchange Note (attached as Exhibit A to Exhibit 4.1).(1)

4.4	Supplemental Indenture, dated as of February 24, 2004, by and among, FTD, Inc., the subsidiary guarantors listed on the signature pages thereto, and U.S. Bank National Association, as trustee.(1)

4.5	Registration Rights Agreement, dated February 6, 2004, among FTD, Inc. and Credit Suisse First Boston LLC, UBS Securities LLC, Wells Fargo Securities, LLC.(1)

4.6	Joinder to Registration Rights Agreement, dated February 24, 2004, by and among Nectar Merger Corporation, the subsidiary guarantors listed on the signature pages thereto, Credit Suisse First Boston LLC, UBS Securities LLC, Wells Fargo Securities, LLC.(1)

4.7	Guarantee, dated February 24, 2004, by the subsidiary guarantors listed on the signature pages thereto.

5.1	Legal Opinion of Latham & Watkins LLP regarding validity of the securities.(2)

10.1	Credit Agreement, dated as of February 24, 2004, by and among FTD, Inc., as borrower, the financial institutions party thereto, UBS Securities LLC, as syndication agent, Wells Fargo Bank, N.A., as documentation agent, and Credit Suisse First Boston, acting through its Cayman Islands Branch, as administrative agent.(1)

10.2	Security Agreement, dated as of February 24, 2004, by and among FTD, Inc., Mercury Man Holdings Corporation, the subsidiary grantors party thereto from time to time, and Credit Suisse First Boston, acting through its Cayman Islands Branch, as administrative agent.(1)

10.3	Tax Sharing Agreement, dated as of December 19, 1994, between FTD Corporation and FTDI.(1)

10.4	First Amendment to Tax Sharing Agreement, dated as of May 19, 1999 among FTD Corporation, FTDI and FTD.COM.(1)

10.5	Letter dated April 12, 2001 regarding Robert L. Norton employment arrangements.(1)

10.6	Amendment to letter agreement dated May 20, 2003 regarding Robert L. Norton employment arrangements.(1)

10.7	Second Amendment to Letter Agreement, dated as of October 5, 2003, by and between FTD, Inc. and Robert L. Norton.(1)

10.8	Third Amendment to Letter Agreement, dated as of February 24, 2004, by and between FTD, Inc. and Robert L. Norton.(1)

Exhibit Number	Exhibit Description
10.9	Employment agreement dated May 20, 2003 regarding Carrie A. Wolfe employment arrangements.(1)

10.10	Employment agreement dated May 20, 2003 regarding William J. Van Cleave employment arrangements.(1)

10.11	Employment agreement dated May 20, 2003 regarding Jon R. Burney employment arrangements.(1)

10.12	Employment agreement dated May 20, 2003 regarding Daniel W. Smith employment arrangements.(1)

10.13	Form of Amendment to Employment Agreement, dated as of October 5, 2003, by and between FTD, Inc. and each of Jon R. Burney, Lawrence W. Johnson, George T. Kanganis, Daniel W. Smith, William J. Van Cleave and Carrie A. Wolfe.(1)

10.14	Form of Second Amendment to Employment Agreement, dated as of February 24, 2004, by and between FTD, Inc. and and each of Jon R. Burney, Lawrence W. Johnson, George T. Kanganis, Daniel W. Smith, William J. Van Cleave and Carrie A. Wolfe.(1)

10.15	Form of Confidentiality and Non-Competition Agreement between FTD.COM each of William J. Van Cleave, dated as of May 17, 2000 and Carrie A. Wolfe dated as of June 14, 2001.(1)

10.16	Form of Confidentiality and Non-Competition Agreement between Florists’ Transworld Delivery, Inc. and each of the following executive officers: Daniel W. Smith, Executive Vice President of FTD.COM, dated as of November 12, 2002; Jon R. Burney, Vice President and General Counsel of FTD, Inc., dated as of November 12, 2002; and Lawrence W. Johnson, Executive Vice President, Mercury Technology, dated as of November 12, 2002.(1)

10.17	Form of Trademark License Agreement between FTDI and FTD.COM.(1)

10.18	Form of Florists’ Online Hosting Agreement between FTDI and FTD.COM.(1)

10.19	Form of Commission Agreement between FTDI and FTD.COM.(1)

10.20	Management Services Agreement, dated as of February 24, 2004, by and among FTD, Inc., FTD.COM, FTDI, Value Network Service, Inc., FTD Holdings Incorporated, Renaissance Greeting Cards, Inc., Flowers USA, Inc., and Leonard Green & Partners, L.P.(1)

12.1	Statement of Computation of Ratio of Earnings to Fixed Charges.(1)

14.1	Code of Business Conduct and Ethics.(1)

16.1	Letter dated November 21, 2002 from KPMG LLP to the Commission regarding the Registrant’s change in independent public accountants.(1)

21.1	Subsidiaries of FTD, Inc.(1)

23.1	Consent of KPMG LLP.(2)

23.2	Consent of Ernst & Young LLP.(2)

23.3	Consent of Latham & Watkins LLP (included in Exhibit 5.1).(2)

24.1	Powers of Attorney (attached to the signature pages hereto).

Exhibit Number	Exhibit Description
99.1	Statement of Eligibility of U.S. Bank National Association, as trustee, on Form T-1.(1)

99.2	Form of Letter of Transmittal.(1)

99.3	Form of Notice of Guaranteed Delivery.(1)

99.4	Form of Letter to Registered Holders and DTC Participants.(1)

99.5	Form of Instructions to Registered Holders and DTC Participants from Beneficial Owner.(1)

99.6	Form of Letter to Beneficial Holders Regarding the Offer to Exchange.(1)

99.7	Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.(1)

(1)	Previously filed with the Form S-4 Registration Statement filed by the Registrant on March 22, 2004.

(2)	Filed herewith.
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